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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-45450





                       SUPPLEMENT TO THE PROSPECTUS OF
                           TCW/DW CORE EQUITY TRUST
                             DATED JULY 28, 1997

   THE FUND AND ITS MANAGEMENT. In October, 1997, the Fund's current adviser, TCW Funds Management, Inc. ("TCW") indicated its intention to resign as investment adviser to the Fund, such resignation to take place upon execution of a new advisory agreement following shareholder approval of a new adviser.

   On November 6, 1997, the Board of Trustees unanimously recommended that the Fund engage Dean Witter InterCapital Inc. ("InterCapital"), the parent company of Dean Witter Services Company Inc. ("Services"), the Fund's current manager, to serve as the Fund's new investment adviser and that a new investment management agreement between the Fund and InterCapital (the "New Investment Management Agreement") be submitted to shareholders for approval at a special meeting expected to be held in February, 1998. Under the proposed New Investment Management Agreement, InterCapital would be responsible for all of the services that are presently being provided in accordance with the current management agreement between the Fund and Services (the "Current Management Agreement") and the current advisory agreement between the Fund and TCW (the "Current Advisory Agreement"), except that the New Investment Management Agreement would provide that InterCapital could, at its own expense, enter into a sub-advisory agreement with another money manager.

   The advisory fee rates InterCapital would charge the Fund under the New Investment Management Agreement would be 0.80% of the Fund's net assets up to $750 million, scaled down at various asset levels to 0.70% on assets over $1.5 billion. These fee rates would be 0.05% lower than the total aggregate fee rate currently in effect under the Current Management Agreement and the Current Advisory Agreement.

   At the November 6, 1997 meeting, the Trustees also recommended that a new sub-advisory agreement (the "New Sub-Advisory Agreement") between InterCapital and Morgan Stanley Asset Management Inc. ("MSAM") be submitted to shareholders at the same special meeting of shareholders to be held in February, 1998. Both InterCapital and MSAM are wholly-owned subsidiaries of Morgan Stanley, Dean Witter, Discover & Co. In return for the services that MSAM would render under the New Sub-Advisory Agreement, InterCapital would pay MSAM monthly compensation equal to 40% of the compensation it receives under the New Investment Management Agreement.

   At their November 6, 1997 meeting, the Trustees of the Fund also nominated for election or re-election, as appropriate, the following nine nominees to the Fund's Board of Trustees at the February meeting of shareholders: Michael Bozic, Charles A. Fiumefreddo, Edwin Jacob (Jake) Garn, John R. Haire, Wayne
E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder. Messrs. Fiumefreddo, Haire, Johnson, Nugent and Schroeder currently serve as Trustees of the Fund and, with the exception of Mr. Schroeder, were previously elected by shareholders. Messrs. Bozic, Garn, Hedien and Purcell currently hold directorships or trusteeships with 84 other investment companies for which InterCapital serves as investment manager or investment adviser.

   Finally, at the November 6, 1997 meeting, the Trustees also voted to change the name of the Fund upon effectiveness of the proposals that will be submitted to shareholders at the February special meeting of shareholders from "TCW/DW Core Equity Trust" to "Dean Witter Growth Fund."


November 6, 1997